Exhibit 10.18

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL

AMENDMENT 1 TO THE

DEVELOPMENT AND LICENSE AGREEMENT

THIS AMENDMENT 1 TO THE DEVELOPMENT AND LICENSE AGREEMENT (the “1st Amendment”) is entered into as of November 8, 2016 (the “Effective Date”) by and between LIQUIDIA TECHNOLOGIES, INC., a Delaware corporation, having its principal place of business at 419 Davis Dr., Suite 100, Morrisville, NC 27560 (“Liquidia”), and G&W LABORATORIES, INC., a New Jersey corporation having its principal place of business at 111 Coolidge Street, South Plainfield, NJ 07080-3895 (“G&W”).  Liquidia and G&W are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Parties have entered into a Development and License Agreement, dated June 8, 2016 (the “Agreement”);

WHEREAS, G&W wishes to exchange the active pharmaceutical ingredient of the First Selected Compound for a different active pharmaceutical ingredient; and

WHEREAS, the Parties wish to make further amendments to the Agreement as codified herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions contained in this 1st Amendment, the Parties agree as follows:

1.              As of the Effective Date of the Agreement, the First Selected Compound shall be replaced with [***] (“[***]”). For clarity, all references to [***] in the Agreement shall be replaced with [***] and original Exhibit 1.30 is deleted in its entirety and replaced with new Exhibit 1.30 attached hereto. For further clarity, (i) G&W has no license right from Liquidia to [***] as a Selected Compound, (ii) the replacement of [***] with [***] under this 1st Amendment does not change the total number of Option Compounds available under the Agreement, and (iii) no additional fees are payable by G&W under Section 8.1 relating to such replacement.

2.              As of the Effective Date of the Agreement, Milestones 1 and 2 under Section 8.2.a(1) and 8.2.a(2), related to [***] products, shall be replaced with the following:

Milestone Event	Milestone Payment
1) Initiation of the first Phase 1 Clinical Trial for a Licensed Product	[***] Dollars ($[***])
2) Initiation of the first Phase 3 Clinical Trial for a Licensed Product	[***] Dollars ($[***])

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For clarity, under this 1st Amendment, for [***] related Licensed Products:

(x) Milestone 1) Initiation of the first Phase 1 Clinical Trial for Licensed Product shall be increased from [***] Dollars ($[***]) to [***] Dollars ($[***]);

(y) Milestone 2) Initiation of the first Phase 3 Clinical Trial for Licensed Product shall be increased from [***] Dollars ($[***]) to [***] Dollars ($[***]); and

(z) All other Milestones remain as written in the Agreement.

3.              As of the Effective Date of this 1st Amendment, Section 3.2(a) shall be deleted in its entirety and replaced with the following new Section 3.2(a):

(a) For each Work Plan, G&W will pay Liquidia for the following to the extent consistent with the Work Plan and associated approved budget: (a) any Third Party expenses or fees, (b) FTEs at the Annual FTE Rate; (c) LLDs at the applicable LLD Rate, and (d) batch costs for GXP production as updated and described in the Work Plan, in each case calculated in accordance with Liquidia’s standard accounting practices and similar arrangements with Third Parties (collectively, “Collaboration Costs”). Within fifteen (15) days after the end of each quarter during an active Work Plan, Liquidia shall submit to G&W a reasonably detailed invoice reporting all Collaboration Costs actually incurred by Liquidia in the conduct of the Work Plan and associated budget during such quarter. G&W shall reimburse Liquidia for the Collaboration Costs incurred as set forth in such report within thirty (30) days after receipt of such invoice from Liquidia, which invoice shall be sent in PDF format to                         with a copy to                         (or such other email address(es) as may be notified to Liquidia by G&W).

4.              As of the Effective Date of this 1st Amendment, Section 3.2(c) shall be deleted in its entirety.

5.              As of the Effective Date of this 1st Amendment, Section 3.4(c) shall be deleted in its entirety and replaced with the following new Section 3.4(c):

(c) For non-commercial supply, G&W would pay Liquidia for (i) any Third Party expenses or fees, (ii) FTEs at the Annual FTE Rate; (iii) LLDs at the applicable LLD Rate  for the supply of Formulated Compound to G&W, (iv) batch costs for GXP production, and (v) other costs directly relating to non-commercial supply such as start-up, scale up or capital expenditures, in each case calculated in accordance with Liquidia’s standard accounting practices and similar arrangements with Third Parties;

6.              As of the Effective Date of this 1st Amendment, Section 3.4(d) shall be deleted in its entirety and replaced with the following new Section 3.4(d):

For commercial supply, G&W would pay Liquidia for the cost of goods (to be defined in such Supply Agreement) and other costs of supply for the supply of

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Formulated Compound to G&W plus [***] percent ([***]%).  For clarity, such [***] percent ([***]%) markup shall not apply to any allocated, start up, scale up, or capital expenditures; and

7.              As of the Effective Date of this 1st Amendment, the Work Plan for [***] set forth in Exhibit 3.1 shall be deleted in its entirety and replaced with a Work Plan for [***], which shall be mutually agreed by the Parties as soon as reasonably practicable.

8.              All capitalized terms used but not defined herein have the meaning ascribed to them in the Agreement.

9.              All other terms of the Agreement will remain unchanged and in full force and effect.

10.       This 1st Amendment shall be governed by and construed under the substantive laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this 1st Amendment to the substantive law of another jurisdiction.

IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS 1ST AMENDMENT BY THEIR DULY AUTHORIZED OFFICERS AS OF THE EFFECTIVE DATE FIRST WRITTEN ABOVE.

G&W LABORATORIES, INC.		LIQUIDIA TECHNOLOGIES, INC.

By:	/s/ George Shiebler	By:	/s/ Shawn Glidden

Name:	George Shiebler	Name:	Shawn Glidden

Title:	VP Chief of Staff	Title:	VP Legal Affairs & Secretary

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 1.30

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 3.1